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10.01

THIS EMPLOYMENT AGREEMENT MADE THE 30TH DAY OF NOVEMBER, 1998.

BETWEEN:

                      SMARTSOURCES.COM INC.
                      A COLORADO COMPANY HAVING ITS
                      REGISTERED OFFICE AT #100-2030 MARINE DRIVE
                      NORTH VANCOUVER, B.C. V7P 1V7
                      (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                                               OF THE FIRST PART

AND:

                      NATHAN NIFCO, BUSINESSMAN,
                      OF 2220 MATHERS AVENUE
                      WEST VANCOUVER, BRITISH COLUMBIA, V7V 2H5
                      (HEREINAFTER REFERRED TO AS THE "EMPLOYEE")

                                                              OF THE SECOND PART


WHEREAS THE EMPLOYEE IS A SHAREHOLDER IN AND A DIRECTOR OF THE COMPANY, AND THE COMPANY DESIRES TO EMPLOY THE EMPLOYEE, AND THE EMPLOYEE DESIRES TO BE EMPLOYED BY THE COMPANY, AS CHIEF EXECUTIVE OFFICE AND CHAIRMAN OF THE BOARD OF DIRECTORS OF THE COMPANY;

AND WHEREAS THE PARTIES HERETO ARE DESIROUS OF ENTERING INTO A FORMAL EMPLOYMENT CONTRACT PURSUANT TO THE TERMS AND CONDITIONS HEREINAFTER SET OUT;

NOW THEREFORE WITNESSETH THAT IN CONSIDERATION OF THE EMPLOYMENT AND OF THE PREMSISES HEREIN, AND IN CONSIDERATION OF THE COVENANTS AND AGREEMENTS HEREINAFTER CONTAINED, THE PARTIES HERETO MUTUALLY COVENANT AND AGREE AS
FOLLOWS:

1. THE COMPANY SHALL EMPLOY AND THE EMPLOYEE SHALL SERVE IN THE EMPLOYMENT OF THE COMPANY AS ITS CHIEF EXECUTIVE OFFICE AND CHAIRMAN OF THE BOARD OF DIRECTOR FROM THE DATE OF THE HEREIN AGREEMENT, UNTIL HIS EMPLOYMENT SHALL BE TERMINATED AS PROVIDED HEREIN.

2. AS AT THE COMMENCEMENT OF THE EMPLOYEE'S EMPLOYMENT WITH THE COMPANY, THE EMPLOYEE'S REMUNERATION SHALL BE A FIXED SALARY OF TWO HUNDRED TWENTY THOUSAND CANADIAN DOLLARS ($220,000) PER ANNUM PAYABLE IN MONTHLY INCREMENTS OF EIGHTEEN THOUSAND THREE HUNDRED THIRTY THREE CANADIAN DOLLARS AND THIRTY THREE CENTS (C$18,333.33) ON SUCH DAY DURING EACH MONTH THAT THE COMPANY SHALL, IN ITS SOLE DISCRETION, SELECT. IN ADDITION TO THE EMPLOYEE'S FIXED SALARY, THE EMPLOYEE SHALL BE ENTITLED TO A BONUS TO BE PAID AT THE END OF EACH FISCAL YEAR OF THE COMPANY FOR SO LONG AS THE EMPLOYEE IS EMPLOYED BY THE COMPANY, WHICH BONUS SHALL BE IN AMOUNT TO BE DETERMINED AT THE DISCRETION OF THE DIRECTORS OF THE COMPANY BUT WHICH SHALL BE NOT LESS THAT TEN (10%) PERCENT OF THE EMPLOYEE'S SALARY IN THAT FISCAL YEAR.


3.  THE EMPLOYEE SHALL BE RESPONSIBLE FOR:

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   (a)  OVERSEEING AND DIRECTING THE COMPANY AND ITS AFFILIATES AND THE CARRYING
        OUT OF ALL OF ITS EXECUTIVE DUTIES;

   (b) SETTING UP THE BUSINESS POLICIES AND DIRECTIONS OF THE COMPANY AND ITS AFFILIATES;

   (c)  MANAGING KEY OFFICERS OF THE COMPANY AND ITS AFFILIATES; AND

   (d) OVERSEEING THE DEVELOPMENT OF STRATEGIC PARTNERSHIPS AND MAJOR CONTRACTUAL AGREEMENTS ON BEHALF OF THE COMPANY AND ITS AFFILIATES.

        THE EMPLOYEE SHALL FURTHER HAVE THE AUTHORITY TO MAKE THE USUAL CONTRACTS NECESSARY FOR CARRYING ON THE BUSINESS OF THE COMPANY AND ITS AFFILIATES IN THE ORDINARY COURSE, INCLUDING AUTHORITY TO ORDER GOODS REQUIRED FOR THE BUSINESS OF THE COMPANY AND ITS AFFILIATES, AND TO MAKE CONTRACTS FOR THE SALES OF THE GOODS OF THE COMPANY AND ITS AFFILIATES, AND FOR MAINTENANCE AND REPAIRS REQUIRED UPON OR IN CONNECTION WITH THE PROPERTY OF THE COMPANY OR ITS AFFILIATES.

4. THE EMPLOYEE SHALL DEVOTE SUCH WORKING TIME AND ATTENTION TO HIS DUTIES AS EMPLOYEE OF THE COMPANY AS MAY BE REASONABLY REQUIRED BUY THE COMPANY SO AS TO FAITHFULLY AND DILIGENTLY SERVE AND ENDEAVOR TO PROMOTE AND FURTHER THE INTEREST OF THE COMPANY AND ITS AFFILIATES. THE COMPANY ACKNOWLEDGES AND AGREES THAT THE EMPLOYEE WILL BE FREE TO ENTER INTO ANY OTHER BUSINESS ARRANGEMENTS AND EMPLOYMENT OPPORTUNITIES AS WELL AS SERVING AS AN EMPLOYEE OF THE COMPANY SO LONG AS ANY SUCH ARRANGEMENTS OR EMPLOYMENT OPPORTUNITIES DO NOT DIRECTLY CONFLICT WITH THE INTERESTS OF THE COMPANY OR ITS AFFILIATES.

5. THE EMPLOYEE'S EMPLOYMENT HEREUNDER MAY BE TERMINATED AS FOLLOWS:

   (a) IN THE EVENT THAT THE EMPLOYEE FAILS TO DEVOTE ANY WORKING TIME OR ATTENTION TO HIS DUTIES AS EMPLOYEE OF THE COMPANY, THEN HIS EMPLOYMENT CAN BE TERMINATED AT ANY TIME BY THE COMPANY HERETO GIVING THE EMPLOYEE ONE YEAR WRITTEN NOTICE TO THAT EFFECT; OR

   (b) AT ANY TIME BY THE EMPLOYEE PROVIDING THE COMPANY WITH ONE YEAR WRITTEN NOTICE TO THAT EFFECT.

6. DURING THE EMPLOYEE'S EMPLOYMENT WITH THE COMPANY, AND FOR A PERIOD OF ONE YEAR AFTER THE TERMINATION OF HIS EMPLOYMENT WITH THE COMPANY, THE EMPLOYEE SHALL NOT WITHIN THE GEOGRAPHICAL BOUNDARIES OF CANADA:

   (a) DIRECTLY OR INDIRECTLY, EITHER PERSONALLY OR AS AN EMPLOYEE, PARTNER, MANAGER, DIRECTOR, OFFICE, AGENT OR OTHERWISE, OR BY MEANS OF ANY CORPORATE OR OTHER DEVICE, UNDERTAKE OR ENGAGE IN A BUSINESS RELATING TO INTERNATIONAL TRADE LOGISTICS AND TRADE COMPLIANCE (THE "BUSINESS"); OR

   (b) DIRECTLY OR INDIRECTLY, LEND MONEY TO OR INVEST MONEY IN ANY PARTY, PROPRIETORSHIP, PARTNERSHIP, FIRM OR BODY CORPORATE THAT IS DIRECTLY OR INDIRECTLY IN COMPETITION WITH THE COMPANY OR ITS AFFILIATES; OR

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   (c)  USE OR DISCLOSE TO ANYONE ANY INFORMATION CONCERNING ANY OF THE BUSINESS
        OF THE COMPANY OR ITS AFFILIATES WHICH MAY HAVE BEEN ACQUIRED BY THE EMPLOYEE DURING OR IN THE COURSE OF OR AS AN INCIDENT TO HIS EMPLOYMENT HEREUNDER.

7. IN THE EVENT OF A BREACH OR THREATENED BREACH OF ANY OF THE COVENANTS HEREIN, THE COMPANY SHALL, IN ADDITION TO ALL OTHER REMEDIES AVAILABLE AT LAW OR EQUITY, BE ENTITLED TO INJUNCTIVE RELIEF RESTRAINING SUCH BREACH OR THREATENED BREACH.

8. THE COMPANY AGREES TO CONTINUE TO MAINTAIN AND PAY FOR THE FOLLOWING EMPLOYEE BENEFITS FOR THE EMPLOYEE FOR THE DURATION OF HIS EMPLOYMENT WITH THE COMPANY:

   (a) A DISCRETIONARY EXPENSE ACCOUNT IN THE AMOUNT OF FIFTEEN THOUSAND CANADIAN DOLLARS (C$15,000.00) PER ANNUM WHICH DISCRETIONARY EXPENSES SHALL BE REIMBURSED TO THE EMPLOYEE ON AN ONGOING BASIS NOT LATER THAN THIRTY DAYS FORM THE DATE THAT THE EMPLOYEE SHALL SUBMIT RECEIPTS TO THE COMPANY EVIDENCING SUCH EXPENSES.

   (b)  PREMIUMS FOR MEDICAL, EXTENDED MEDICAL AND DENTAL PLANS;

   (c)  LONG-TERM DISABILITY INSURANCE;

   (d) MEMBERSHIP FEES (INCLUDING INITIATION OR INITIAL FEES) IN THE RECREATIONAL FACILITY OF THE EMPLOYEE'S CHOOSING; AND

   (e) AN ALLOWANCE FOR ATTENDANCE AT PROFESSIONAL DEVELOPMENT SEMINARS IN THE AMOUNT OF FIFTEEN THOUSAND CANADIAN DOLLARS (C$15,000.00) PER ANNUM.

9. THE COMPANY OR ITS AFFILIATES WILL FURTHER GRANT TO THE EMPLOYEE A STOCK PURCHASE OPTION WHEREBY THE EMPLOYEE WILL BE GRANTED AN OPTION TO PURCHASE FUTURE SHARES IN THE ISSUED CAPITAL OF THE COMPANY OR ITS AFFILIATES, ALL IN ACCORDANCE WITH ANY STOCK OPTION PLAN OR PROGRAM SET UP BY THE COMPANY OR ITS AFFILIATES FOR THE BENEFIT OF THE KEY OFFICERS OF THE COMPANY OR ITS AFFILIATES. THE COMPANY COVENANTS TO EXERT ITS BEST EFFORTS TO OBTAIN AND SECURE STOCK OPTIONS FOR THE EMPLOYEE IN ANY PUBLIC COMPANY WHICH THE COMPANY IS AFFILIATED.

10. THE EMPLOYEE SHALL BE PROVIDED WITH A CAR, PARKING AND GAS ALLOWANCE OF FIVE HUNDRED CANADIAN DOLLARS (C$500.00) PER MONTH, AND THE EMPLOYEE SHALL BE REIMBURSED FOR ALL TRAVELLING AND OTHER EXPENSES ACTUALLY AND PROPERLY INCURRED BY HIM IN CONNECTION WITH THE CARRYING OUT OF HIS OBLIGATIONS HEREIN, AND FOR ALL SUCH EXPENSES HE SHALL FURNISH STATEMENTS AND VOUCHERS TO THE COMPANY.

11. IN EACH FISCAL YEAR, THE EMPLOYEE SHALL BE ENTITLED TO RECEIVE SIX (6) WEEKS VACATION TIME IN ANY ONE YEAR, AND HIS VACATIONS SHALL BE TAKEN AT SUCH TIME AS THE DIRECTORS MAY, FROM TIME TO TIME DETERMINE.

12. THIS AGREEMENT CONTAINS ALL THE TERMS AND CONDITIONS RELATING TO THE EMPLOYMENT OF THE EMPLOYEE AS THE CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS OF THE COMPANY AND SUPERSEDES ALL PREVIOUS AGREEMENTS RELATED THERETO. ANY FURTHER AMENDMENT OR VARIATION HEREOF SHALL BE VALID ONLY IF IT IS IN WRITING AND SIGNED BY ALL THE PARTIES HERETO.

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13. THIS AGREEMENT SHALL REMAIN IN EFFECT FOR A PERIOD OF FIVE (5) YEARS FROM
    THE DATE OF EXECUTION OF THE AGREEMENT. ON THE EXPIRY OF THE AGREEMENT THE EMPLOYMENT OF THE EMPLOYEE WITH THE COMPANY MAY BE RENEWED BY MUTUAL AGREEMENT FOR A FURTHER TERM OF FIVE (5) YEARS AND THE TERMS OF THIS AGREEMENT SHALL BE DEEMED TO CONTINUE ON THE SAME BASIS FOR THE DURATION OF THE RENEWED TERM SAVE AND EXCEPT WITH REGARD TO THE EMPLOYEE'S ANNUAL SALARY AND THE EMPLOYEE'S BENEFITS ALL AS SET OUT IN PARAGRAPHS 8, 9 AND 10, ALL OF WHICH SHALL BE SUBJECT TO FUTURE AGREEMENTS BETWEEN THE COMPANY AND THE EMPLOYEE.

14. ANY NOTICE TO BE GIVEN TO ANY PARTY HERETO SHALL BE GIVEN BY DELIVERING THE SAME, OR BY MAILING THE SAME IN CANADA BY PREPAID FIRST CLASS MAIL, TO SUCH PARTY AT THE PARTY'S ADDRESS SET OUT ABOVE OR AT ANY OTHER ADDRESS OF WHICH SUCH SHALL GIVE WRITTEN NOTICE TO THE OTHER PARTIES HERETO ANY NOTICE SO GIVEN BY MAIL SHALL BE DEEMED TO BE GIVEN ON THE SECOND BUSINESS DAY AFTER IT WAS MAILED.

15. IF ANY PROVISION OF THIS AGREEMENT OR ANY PART THEREOF SHALL TO ANY EXTENT BE FOUND AND DETERMINED TO BE INVALID, OR UNENFORCEABLE, IT SHALL BE SEVERABLE FROM THIS AGREEMENT AND THE REMAINDER OF THIS AGREEMENT SHALL BE CONSTRUED AS IF THE INVALID PROVISION OR PART THEREOF HAD BEEN DELETED FROM THIS AGREEMENT.

16. THIS AGREEMENT AND ALL MATTERS ARISING HEREUNDER SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA.

17. THIS AGREEMENT SHALL ENURE TO THE BENEFIT OF AND BE BINDING UPON THE PARTIES AND THEIR RESPECTIVE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND PERMITTED ASSIGNS.

18. IN THIS AGREEMENT THE SINGULAR INCLUDES THE PLURAL AND VICE-VERSA; THE MASCULINE INCLUDES THE FEMININE AND VICE-VERSA; ANY REFERENCE TO A PARTY INCLUDES THAT PARTY'S HEIRS, EXECUTORS, ADMINISTRATORS AND PERMITTED ASSIGNS, AND IN THE CASE OR A CORPORATION, ITS SUCCESSORS AND PERMITTED ASSIGNS.

IN WITNESS WHEREOF THE PARTIES HERETO ENTERED INTO THIS AGREEMENT ON THE DATE HEREINBEFORE SET OUT.

SMARTSOUCES.COM INC.




-------------------------
BY ITS AUTHORIZED SIGNATORY




SIGNED, SEALED AND DELIVERED BY
NATHAN NIFCO
IN THE PRESENCE OF:




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SIGNATURE

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NAME

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ADDRESS

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OCCUPATION

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                                                  NATHAN NIFCO